UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2020

Agios Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36014	26-0662915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street, Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 649-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	AGIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2020, Agios Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that Jonathan Biller has been appointed by the Company as chief financial officer, head of legal and corporate affairs, effective September 11, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

Mr. Biller, age 57, joined the Company as chief legal officer in December 2019 and has more than 30 years of legal, tax and treasury experience. Prior to joining the Company, Mr. Biller held leadership roles at Celgene Corporation, a biopharmaceutical company, leading its global legal function as executive vice president and general counsel from July 2018 to November 2019, and serving as senior vice president, tax and treasury from 2011 to June 2018, in which role he was responsible for the company’s global tax and treasury functions including its capital allocation strategy and tax policy. Prior to Celgene Corporation, Mr. Biller was general counsel, chief tax officer and secretary for Bunge Limited, a global agribusiness and food company. Prior to Bunge Limited, Mr. Biller held roles of increasing responsibility at Alcon, Inc., during which time it was a publicly traded company. Mr. Biller began his career at law firm Hopkins & Sutter rising to the level of partner and was also partner at Foley & Lardner LLP after the firms merged. Mr. Biller holds a B.A. from Brown University and a J.D. from Yale Law School.

Mr. Biller does not have a family relationship with any of the Company’s officers or directors. There are currently no transactions in which Mr. Biller has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On September 4, 2020, Andrew Hirsch notified the Company of his intention to resign as chief financial officer and head of corporate development (principal financial officer) of the Company, effective September 11, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued September 8, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: September 8, 2020	By:	/s/ Jacqualyn A. Fouse
Jacqualyn A. Fouse, Ph.D. Chief Executive Officer